                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                              NEMATRON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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



                              NEMATRON CORPORATION

                              5840 INTERFACE DRIVE
                            ANN ARBOR, MICHIGAN 48103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To Our Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Nematron Corporation (the "Company") will be held at the Company's main offices, 5840 Interface Drive, Ann Arbor, Michigan 48103 on Tuesday, May 23, 2000 at 10:00 a.m. for the following purposes:

         1. To elect three directors for a term of three years and one director for a term of two years;

         2. To vote upon such other matters as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 10, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed postage-paid envelope. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.


By Order of the Board of Directors,




David P. Gienapp
Secretary

Ann Arbor, Michigan
April 20, 2000

                              NEMATRON CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2000

                                 PROXY STATEMENT


         The accompanying proxy is solicited on behalf of the Board of Directors of Nematron Corporation, a Michigan corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's main offices, 5840 Interface Drive, Ann Arbor, Michigan 48103 on Tuesday, May 23, 2000 at 10:00 a.m. (the "Annual Meeting") or at any adjournment thereof. This Proxy Statement and the accompanying form of proxy will be first given or sent to shareholders on or about April 20, 2000.

         Only holders of record of Common Stock of the Company at the close of business on April 10, 2000 (the "Record Date") are entitled to vote at the meeting or any adjournment thereof. On the Record Date, 12,605,430 shares of Common Stock were issued and outstanding and are entitled to vote at the Annual Meeting. Shareholders of record on the Record Date are entitled to one vote for each share of Common Stock held of record on any matter that may properly come before the Annual Meeting. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting.

         Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made if the proxy, properly executed, is received by the Company before the close of business on May 22, 2000. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment. Shareholders who execute a proxy in the accompanying form may revoke the proxy at any time before it is exercised by giving written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy, or by voting the shares represented by such proxy in person at the Annual Meeting.

         For purposes of determining the number of votes cast with respect to the election of directors, only those votes cast "for" are included. The election of directors requires a plurality of the votes cast.

         The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by mail, proxies may be solicited in person or by telephone or facsimile by officers, directors and employees of the Company. Such officers, directors and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in mailing proxy material to principals.

                       MATTERS TO COME BEFORE THE MEETING


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation divide the directors into three classes, the terms of which expire as set forth below. At each annual meeting, the shareholders of the Company elect to three-year terms directors to replace those directors whose terms expire at that annual meeting. The term of office of each director elected at this year's Annual Meeting will continue until the 2003 Annual Meeting and until his successor has been elected and qualified, or until his earlier resignation or removal. The Board of Directors recommends a vote FOR each of the nominees for election. Proxies will be voted FOR the election of the nominees unless the specification is marked on the proxy indicating that authority to do so is withheld.

         The following sets forth information as to each nominee for election at the Annual Meeting and each director continuing in office, including his age, present principal occupation, other business experience during the last five years, directorships in other publicly-held companies and period of service as a director of the Company. If, as a result of circumstances not known or foreseen, any of the nominees shall be unavailable to serve as a director, the proxies may be voted for any such substitute nominees as the Board of Directors may select.

NOMINEES FOR ELECTION FOR A TERM EXPIRING IN 2003

         Joseph J. Fitzsimmons, 65, became a director in March 1997. Mr. Fitzsimmons is the President and Chief Executive Officer of Nonprofit Enterprise at Work, a management support organization dedicated to assisting non-profit organizations. Mr. Fitzsimmons is a retired executive of Bell & Howell Company and University Microfilms International ("UMI"), a leading provider of technology services to libraries and other organizations regarding acquiring, preserving and distributing literature and a subsidiary of Bell & Howell. Mr. Fitzsimmons served as Corporate Vice President of Bell & Howell and as Chairman or President and Chief Executive Officer of UMI from March 1987 until he retired in June 1995.

         James A. Nichols, 54, became a director in December 1998 at the time of his investment in the Company's convertible notes. From 1991 to the present, Mr. Nichols has been president and sole owner of Nichols & Associates, P.C., attorneys practicing in the area of international commercial law. From 1981 to 1991, Mr. Nichols was a Senior Attorney in the Corporate Transactions Department of Ford's Office of the General Counsel. From 1991 to April 1999, Mr. Nichols was the Chairman of the Board of Surgical Instrument Repair Service, Inc., a partnership with Allegiance Healthcare Corporation, a public company, that engages in the repair and management of surgical instruments and equipment at health care providers in North America. From 1993 to 1998, Mr. Nichols served as corporate secretary and a director of Liberty BIDCO Investment Corporation, a Michigan-based mezzanine finance company. Mr. Nichols was president and sole owner of Sterilization Management Group, LLC, a provider of reusable sterile products to hospitals, from 1997 to 1998 when the company was sold to Teleflex Corporation, a public company

         Stephen E. Globus, 53, became a director in December 1998 at the time of his companies' investment in the Company's convertible notes. He has been Chairman of the Board of Globus Growth Group, Inc., a Manhattan - based venture capital company specializing in providing startup and seed capital, since 1984. He is also a director of Plasmaco, Inc., a flat computer screen manufacturer owned by Matsushita (Panasonic). Mr. Globus is the founder of several privately held biotechnology companies, including Kimeragen, Inc., NuGene Technologies, Inc., Thermaphore Sciences, Inc. and Genitope, Inc.

NOMINEE FOR ELECTION FOR A TERM EXPIRING IN 2002

         James H. Wicker, 61, is a partner in the firm of Technology 2 Market, a consulting firm concentrating on the factory automation marketplace. Prior to forming the consulting firm, Mr. Wicker was employed from 1995 10 1999 as president of Ci Technologies, Inc. in North and South America. Mr. Wicker continues to serve as a director of this company. Ci Technology develops and markets factory automation software. From 1990 to 1994, Mr. Wicker was employed by a manufacturer's representative and distribution company for a line of factory automation and process control products. From 1984 to 1990, Mr. Wicker was executive vice president - sales and marketing of Xycom, Inc., a manufacturer of VME cards and plant floor MMI and industrial PC products. From 1962 to 1984, Mr. Wicker was employed by Taylor Instruments (later ABB) in various technical support and sales management positions, and finished his career at ABB as vice president of sales.

DIRECTORS WHOSE TERMS EXPIRE 2001

         Garnel F. Graber, 68, became a director in February 1993 at the time of the Company's spin-off from Interface Systems, Inc. and served as Chairman of the Board of Nematron until March 1996. Mr. Graber is a retired executive of, and is the current Chairman of the Board of Directors of, Applied Dynamics International, a computer firm specializing in high speed simulation. Mr. Graber served as Chief Executive Officer of Applied Dynamics for more than five years prior to his retirement in 1994. Mr. Graber also serves as Chairman of the Board of Interface Systems, Inc.

         Michael L. Hershey, 61, became a director in March 1995 at the time the Company merged with Imagination Systems, Inc. Mr. Hershey had served as a member of the Board of Directors and Secretary of Imagination Systems, Inc. Mr. Hershey has been the President and Chairman of the Board of Directors of Landis Associates, Inc., an investment management company, since its formation in 1986. Mr. Hershey is also a member of the Board of Trustees of The Henlopen Fund, an open-end management company registered under the Investment Company Act of 1940.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

         Hugo E. Braun, 42, became a director in March 1996. Mr. Braun is a partner with Access Ventures, an investment fund manager, where he has been employed since 1989.

         Matthew S. Galvez, 44, became a director in August 1998 upon his joining the Company as its Chief Operating Officer. On October 1, 1998, Mr. Galvez was appointed President and Chief Executive Officer of the Company. Mr. Galvez served as Chief Executive Officer of ISDA & Co., a privately held apparel company, from June 1994 until June 1998. From 1990 until June 1994, Mr. Galvez was a director and Chief Financial Officer of Manufacturers Products Corporation, a supplier of plastic products to the automotive industry. In 1994 he became Chief Executive Officer of that company as well. Prior to 1990, Mr. Galvez was Executive Vice President - Corporate Operations and General Counsel to an industrial graphics translation software developer and served as an officer of two acquisition funds. Mr. Galvez serves as Chairman and a Director of Waltec Plastics Co. in Midland, Ontario, Canada, and IMC Plastics in Los Angeles, California.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board met ten times during the fifteen-month period ended December 31, 1999. Each current director who served during that period attended at least 75% of the total number of meetings of the Board and committees of the Board on which he served during that period. The Board has a standing Audit Committee, Nominating Committee and Organization and Compensation Committee.

         The Audit Committee met once during the fifteen-month period ended December 31, 1999. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; and reviews and monitors the performance of non-audit services by the Company's auditors. The members of the Audit Committee are Messrs. Braun (Chairman), Fitzsimmons, and Hershey.

         The Nominating Committee met once during the fifteen-month period ended December 31, 1999. The Nominating Committee identifies and reviews potential members of the Board and nominates persons to the Board to serve as Board members. The members of the Nominating Committee are Mr. Hershey (Chairman) and Mr. Globus. The procedures for nomination of directors by shareholders are described in the Company's bylaws and are briefly described in this Proxy Statement under "Shareholder Proposals for 2001 Annual Meeting."

         The Organization and Compensation Committee met twice during the fifteen-month period ended December 31, 1999. The Organization and Compensation Committee administers the Company's Restricted Stock Plan and the 1993 Stock Option Plan, determines compensation issues for officers, and determines compensation issues for non-employee directors that do not involve the Company's equity securities. The current members of the Organization and Compensation Committee are Messrs. Nichols (Chairman), Globus, and Graber.

EXECUTIVE OFFICERS

         The executive officers of the Company as of the date of this Proxy Statement are listed and described below. Executive officers of the Company serve at the pleasure of the Board of Directors.



Name                       Offices                                                Age
----                       -------                                                ---
Matthew S. Galvez          President and Chief Operating Officer                  44

David P. Gienapp           Vice President - Finance and Administration,
                           Secretary and Treasurer                                51

         See "Directors Whose Terms Expire in 2002" for information concerning Mr. Galvez. Mr. Galvez serves the Company pursuant to an employment contract, which is described under "Executive Compensation". David P. Gienapp has been the Vice President - Finance and Administration and Treasurer of the Company since joining the Company in September 1994 and has served as Secretary since March 1996. Mr. Gienapp served as a director of the Company from March 1995 until August 1998. Prior to joining the Company, Mr. Gienapp spent over 20 years with Deloitte & Touche LLP, a certified public accounting firm.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of March 31, 2000 with respect to the beneficial ownership of Common Stock by each nominee, each current director, each executive officer named in the Summary Compensation Table under "Executive Compensation", all current directors and executive officers as a group and all other persons known by the Company to beneficially own more than 5% of its outstanding Common Stock (each, a "5% Owner"). Except as noted below, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned.


Name                                         Number of Shares                 Percent of Class(11)
----                                         ----------------                 --------------------
James A. Nichols                             1,823,155 (1)                        14.5%
Michael L. Hershey                           1,536,460 (2)                        12.2%
J. Eric May, Trustee Under
   Declaration of Trust                      1,493,425 (3)                        11.9%
Stephen E. Globus                            1,240,735 (4)                         9.8%
Matthew S. Galvez                              860,100 (5)                         6.4%
Hugo E. Braun                                  648,449 (6)                         5.1%
David P. Gienapp                                96,793 (7)                         *
Garnel F. Graber                                63,966 (8)                         *
Joseph J. Fitzsimmons                           19,108 (9)                         *
All directors and executive
  officers as group (9 persons)              6,288,766 (10)                       45.7%

----------------------

*  Less than one percent.

(1) The shares shown in the table for Mr. Nichols include (i) 1,618,704 shares owned outright, and (ii) 204,451 shares owned by an investment club of which Mr. Nichols is a member. Mr. Nichols' address is 3707 West Maple Road, Bloomfield Hills, MI 48301.

(2) The shares shown in the table for Mr. Hershey include (i) the 1,493,425 shares owned by J. Eric May, Trustee Under Declaration of Trust (over which Mr. Hershey may exercise voting and investment power), (ii) 25,371 shares owned outright by Mr. Hershey; and (v) options to purchase 17,664 shares of Common Stock under the Directors Option Plan which are currently exercisable or are exercisable within sixty days. Mr. Hershey's address is c/o Landis Associates, Inc., 400 West Ninth Street, Suite 100, Wilmington, DE 19801.

(3) The shares shown in the table for Mr. May include (i) 1,493,425 shares owned by J. Eric May, Trustee Under Declaration of Trust, over which Mr. Hershey may exercise voting and investment power. Mr. May's address is c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890.

(4) The shares shown in the table for Mr. Globus include (i) 265,062 shares owned outright by Mr. Globus; (ii) 622,358 shares owned by companies and partnerships over which Mr. Globus exercises voting and investment power; (iii) 343,315 shares owned by certain relatives of Mr. Globus over which Mr. Globus exercises beneficial ownership. Mr. Globus' address is 44 West 24th Street, New York, NY 10010.

(5) The shares shown in the table for Mr. Galvez include (i) 100 shares owned outright; and (ii) non-qualified options to purchase 860,000 shares which are currently exercisable or are exercisable within sixty days. Mr. Galvez's address is 5840 Interface Drive, Ann Arbor, MI 48103.

(6) The shares shown in the table for Mr. Braun include (i) 500,000 shares owned by Access Ventures, of which Mr. Braun is a partner; (ii) options to purchase 16,664 shares under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days; and (iii) currently exercisable warrants to purchase 131,785 shares of Common Stock pursuant to a Term Loan and Warrant Purchase Agreement dated November 7, 1995 between the Company and Onset BIDCO, Inc., of which Mr. Braun is an officer. If such warrants were exercised, Mr. Braun would have sole voting rights and shared investment power with respect to the underlying shares. Mr. Braun's address is 206 South Fifth Avenue, Suite 550, Ann Arbor, MI 48104.

(7) The shares shown in the table for Mr. Gienapp include (i) 43,460 shares owned outright; and (ii) options to purchase 53,333 shares under the 1993 Stock Option Plan which are currently exercisable or are exercisable within sixty days.

(8) The shares shown in the table for Mr. Graber include (i) 14,302 shares owned outright; and (ii) options to purchase 49,664 shares of Common Stock under the Directors Stock Option Plan and non-qualified option awards which are currently exercisable or are exercisable within sixty days.

(9) The shares shown in the table for Mr. Fitzsimmons include (i) 4,000 shares of Common Stock owned outright; and (ii) options to purchase 16,664 shares of Common Stock under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days.

(10) The shares shown in the table for all current directors and executive officers as a group include the shares described in footnotes (1) through (9).

(11) For purposes of calculating the percentage of Common Stock beneficially owned by each person, the shares issuable upon exercise of options and warrants held by such person are considered outstanding and added to the shares of Common Stock actually outstanding.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth information for the periods indicated concerning the aggregate compensation paid by the Company and its subsidiaries to the Company's President and Chief Executive Officer and to its Executive Vice President - Finance and Administration, the Company's only other executive officer whose salary and bonus exceeded $100,000 in the year ended December 31, 1999 (the "Named Executives").




                                       SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------
                                                 ANNUAL                 LONG-TERM
                                             COMPENSATION(A)           COMPENSATION
                                           --------------------------------------------
                                                                            AWARDS
                                                                       -----------------      ALL OTHER
                                                                          SECURITIES           COMPEN-
   NAME AND PRINCIPAL        FISCAL                                       UNDERLYING           SATION
        POSITION             PERIOD          SALARY ($)     BONUS ($)      OPTIONS (#)         ($) (B)
----------------------------------------------------------------------------------------------------------
Matthew S. Galvez,         Y/E 12-31-99       $181,042     $63,092         200,000            $11,175
                           -------------------------------------------------------------------------------
President and Chief        3 Months
Executive Officer (c)      12-31-98            $35,538      $-0-           660,000             $2,115
                           -------------------------------------------------------------------------------
                           Y/E 9-30-98         $13,538      $-0-             -0-                  $-0-
----------------------------------------------------------------------------------------------------------
David P. Gienapp,          Y/E 12-31-99       $111,642     $8,477           70,000             $1,664
                           -------------------------------------------------------------------------------
VP-Finance and             3 Months
Administration             12-31-98            $29,724      $-0-             -0-                  $-0-
                           -------------------------------------------------------------------------------
                           Y/E 9-30-98        $110,552      $-0-             -0-               $3,268
                           -------------------------------------------------------------------------------
                           Y/E 9-30-97        $103,005     $50,000          36,000             $5,746
----------------------------------------------------------------------------------------------------------

(a) The amounts reflected in the table do not include other compensation or personal benefits which did not exceed in the aggregate 10% of the total of annual salary and bonus for the Named Executive.

(b) All Other Compensation shown for Mr. Galvez includes: (a) for the three months ended December 31, 1998, $2,115 of housing allowance; (b) for the year ended December 31, 1999, $8,460 of housing allowance and $2,715 of 401(k) Plan matching contributions by the Company. All Other Compensation shown for Mr. Gienapp for all periods represents 401(k) Plan matching contributions by the Company.

(c) Mr. Galvez was appointed Chief Operating Officer on August 15, 1998 and became President and Chief Executive Officer on October 1, 1998.

OPTIONS

         The following table sets forth information concerning options granted to the Named Executives in the 15-month period ended December 31, 1999.




                                 OPTION GRANTS IN LAST FIFTEEN MONTH PERIOD
                                             INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------
                          NUMBER OF
                          SECURITIES     PERCENT OF TOTAL
                          UNDERLYING    OPTIONS GRANTED TO       EXERCISE OR
         NAME              OPTIONS      EMPLOYEES IN FISCAL       BASE PRICE            EXPIRATION
                         GRANTED (#)         YEAR (A)             ($/SHARE)                DATE
------------------------------------------------------------------------------------------------------------
Matthew S. Galvez         200,000 (b)          10.1%                $2.63                12-13-09
                          200,000 (b)          10.1%                $0.75                10-13-08
                          460,000 (b)          23.3%                $0.75                12-03-08

David P. Gienapp           70,000 (c)           3.5%                $2.75                07-23-09
------------------------------------------------------------------------------------------------------------

(a) Also includes options granted in transition period from October 1, 1998 to December 31, 1998 resulting from the change in the Company's fiscal year end from September 30 to December 31.

(b) These options are non-qualified stock options granted separate from the Company's stock option plans by the Organization and Compensation Committee. The options expiring in October 2008 and December 2009 became exercisable immediately upon Mr. Galvez's execution of the relevant option agreement and the option expiring in December 2008 became exercisable upon the later of shareholder approval of the issuance of shares of Common Stock pursuant to the payment or conversion of the convertible promissory notes of the Company issued in December 1998 or Mr. Galvez's execution of the relevant option agreement.

(c) These options, which were granted pursuant to the Company's 1993 Stock Option Plan, become exercisable annually in increments of 33 1/3% beginning on the day after the first anniversary of the date of the grant. The exercisability of these options may be accelerated in the event of a change in control of the Company (as defined in the option plan).

         The Named Executives did not exercise any options in the fifteen-month period ended December 31, 1999. The following table provides information with respect to unexercised options held by the Named Executives as of December 31, 1999.


             AGGREGATED OPTION EXERCISES IN LAST FIFTEEN MONTHS AND
                             YEAR-END OPTION VALUES



------------------------------------------------------------------------------------------------------------
                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-MONEY
                                        OPTIONS AT FY-END (#)               OPTIONS AT FY-END ($)

                                             EXERCISABLE/                       EXERCISABLE/
                 NAME                       UNEXERCISABLE                     UNEXERCISABLE (A)
------------------------------------------------------------------------------------------------------------
   Matthew S. Galvez                         860,000 / 0                      $1,344,000 / $-0-
------------------------------------------------------------------------------------------------------------
   David P. Gienapp                         53,333 / 46,667                        $7,500 / $-0-
------------------------------------------------------------------------------------------------------------

(a) Value was determined by multiplying the number of shares subject to the option by the difference between the closing price of the Common Stock on the American Stock Exchange on December 31, 1999 and the option exercise price.

EMPLOYMENT AGREEMENT

         Mr. Galvez is a party to an employment agreement with the Company that provides for Mr. Galvez to serve as the President and Chief Executive Officer of the Company for an annual base salary from October 1, 1998 through April 15, 1999 of $135,000, and from April 16, 1999 through December 31, 2001 of $200,000.
In addition to bonuses that may be awarded from time to time by the Board, Mr. Galvez is also entitled to a one-time performance bonus of $50,000 under the agreement at such time as the Company shall have first achieved any three consecutive months of positive net income before taxes. Other benefits to which he is currently entitled under the agreement include a term life insurance policy, an automobile allowance and the right to participate in the Company's employee benefit plans and stock compensation plans along with the Company's other officers or employees. The agreement may be terminated at any time by the Company if (i) Mr. Galvez commits fraud, embezzles from the Company, willfully disregards the business and affairs of the Company after notice and time to cure or is convicted of any felony or any crime involving moral turpitude or fraud and (ii) the holders of 80% of the outstanding shares of Common Stock other than shares owned by Mr. Galvez are voted in favor of terminating his employment for cause. The agreement may also be terminated by the Company without cause upon 60 days notice or if Mr. Galvez becomes disabled, may be terminated by Mr. Galvez upon 90 days notice, and automatically terminates in the event of Mr. Galvez's death. If employment is terminated without cause, Mr. Galvez is entitled to continue receiving his base salary and coverage under Company benefit plans for the longer of one year or the remaining term of the agreement and to receive a bonus equal to the average of the last two quarterly performance bonuses paid to him. Mr. Galvez has agreed not to compete with the Company for two years after termination unless his employment is terminated without cause or a change in control of the Company has occurred.

COMPENSATION OF DIRECTORS

         Each director who is not an officer or employee of the Company is eligible to receive for his services as such a fee of $1,000 per meeting attended, $500 for each committee meeting attended, and an additional $250 for each committee meeting attended by the chairman of the committee. Director fees were waived for meetings held from April 1998 until July 22, 1999. Directors who are officers or employees of the Company receive no additional compensation for their service as a director, although they are reimbursed for their reasonable travel expenses when meetings are held in a location other than the metropolitan area in which they reside. During 1999, the Board also approved payments of $5,000 each to Messrs. Fitzsimmons and Graber as compensation for their special efforts and contributions as directors from March 1998 through the hiring of Mr. Galvez in August 1998. Messrs. Graber and Fitzsimmons did not participate in the discussions relating to or approval of these special payments.

         In addition, the Company has a 1993 Directors Stock Option Plan (the "Directors Plan"). No grants were made under the Directors Plan in the fifteen-month period ended December 31, 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As approved by shareholders at the 1999 annual meeting, in connection with the Company's private placement of Common Stock, the Company sold promissory notes convertible into Common Stock at $.25 per share as of December 1, 1998 and shares of Common Stock at $1.00 per share on April 7, 1999 to Mr. Globus and his affiliates, Mr. Nichols and his affiliates and Mr. Hershey (for the account of J. Eric May, Trustee under Declaration of Trust) in the following amounts:



                                                       Globus           Nichols            Hershey/May
                                                       ------           -------            -----------
Principal amount of Notes                             $250,000          $350,000            $250,000
Accrued interest on Notes                                6,089             7,789               5,563
Shares received upon conversion                      1,024,356         1,431,155           1,022,253
Shares purchased                                                         375,000

Both the principal amount of the notes and accrued interest were converted into Common Stock. Amounts reflected in the table for Mr. Globus include transactions with Mr. Globus, his brother and a partnership controlled by Mr. Globus and his brother. Amounts reflected in the table for Mr. Nichols include the transactions with Mr. Nichols and with an investment club in which he is a member. Amounts reflected in the table for Mr. Hershey are all for the account of a trust controlled by J. Eric May, over which trust Mr. Hershey may exercise voting and investment power.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934 requires all Company executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of their ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to report any delinquent filings and failures to file such reports.

Based solely on its review of the copies of such reports received by it and written representations of its executive officers and incumbent directors, the Company believes that during the fifteen-month period ended December 31, 1999, all filing requirements under Section 16(a) applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.


                                   ACCOUNTANTS

         Grant Thornton LLP, independent public accountants, has audited the financial statements of the Company and its consolidated subsidiaries for the years ended September 30, 1998 and December 31, 1999 and for the three-month period ended December 31, 1998. Representatives from Grant Thornton LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions. Grant Thornton LLP was appointed in May 1998 and also audited the financial statements of the Company and its consolidated subsidiaries as of September 30, 1997 and for the two fiscal years ended September 30, 1997.

         On April 28, 1998, KPMG Peat Marwick LLP ("KPMG") informed the Audit Committee of the Company that it had resigned as the Company's independent auditors. The Company then began the process of selecting new auditors. The Company placed no limitations on KPMG responding fully to inquiries of the successor accountant. The reports of KPMG on the Company's financial statements for fiscal 1996 and 1997 were withdrawn as of April 28, 1998. Prior to such withdrawal, such reports contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for fiscal 1996 and 1997 and through April 28, 1998, (i) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not properly resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such fiscal years; and
(ii) there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v), except as follows: As announced on April 28, 1998, the Company identified potential material adjustments to its financial statements for the years ended September 30, 1996 and 1997 relating to one significant contract, and, as a result of the potential adjustments, KPMG advised the Company that its auditors' reports on the Company's consolidated financial statements as of September 30, 1997 and 1996 and for each of the years in the two-year period ended September 30, 1997 should no longer be relied upon. In KPMG's April 28, 1998 letter of resignation, it advised the Audit Committee of the Company that it had concluded that it could no longer rely on management's representations, and that it was unwilling to be associated with the financial statements prepared by management.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders which are eligible for inclusion in the Company's Proxy Statement for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 20, 2000 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws.

       In addition to applicable Securities and Exchange Commission rules for inclusion of shareholder proposals in the Company's Proxy Statement, the Company's bylaws provide that, in order for a shareholder proposal or nomination to be property brought before the Annual Meeting, written notice of such proposal or nomination must be received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. If the meeting date has been advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then such proposal must be received by the Company not less than 60 days nor more than 90 days before the upcoming Annual Meeting or not later than 10 days after the day of the public announcement of the date of such meeting, in accordance with the procedures set forth in the Company's Bylaws, in order to be brought properly before the Annual Meeting. The Company also expects the persons named as proxies for the 2001 Annual Meeting of Shareholders to use their discretionary voting authority with respect to any proposal presented at that meeting by a shareholder who does not provide the Company with written notice of such proposal during the period provided for in the Company's Bylaws.


By Order of the Board of Directors,

David P. Gienapp, Secretary
April 20, 2000



ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

               THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                      PROXY
                              NEMATRON CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF NEMATRON CORPORATION

         The undersigned hereby constitutes and appoints Matthew S. Galvez and David P. Gienapp, and each of them, attorneys, agents and proxies with power of substitution to vote as designated below all of the shares of Common Stock of Nematron Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at Nematron Corporation, 5840 Interface Drive, Ann Arbor, Michigan on May 23, 2000 at 10:00 a.m., local time, and at any adjournments thereof, upon the matters set forth below, all of which are proposed by the Company.

         This Proxy, when properly executed, will be voted in the manner directed; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS NAMED IN THE ACCOMPANYING PROXY STATEMENT DATED APRIL 20, 2000. In their discretion, the persons named herein as proxies are also hereby authorized to vote upon such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 20, 2000 is unable to serve or, for good cause, will not serve.

                         (TO BE SIGNED ON REVERSE SIDE)

Election of Directors:

                   [ ] FOR          [ ] WITHHOLD          [ ] FOR ALL EXCEPT

Joseph J. Fitzsimmons
Stephen E. Globus
James A. Nichols
James H. Wicker

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE INDIVIDUAL NOMINEES, MARK "FOR ALL EXCEPT" AND WRITE THE NAME OF EACH SUCH NOMINEE ON THE LINE BELOW.)

________________________________________________________________


         The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 20, 2000 and the 1999 Annual Report to Shareholders and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

         Please sign this Proxy exactly as your name(s) appear(s) on this Proxy. If the stock is registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE SPACE BELOW.



SIGNATURE(S) ____________________________________________________ DATE _________


SIGNATURE(S) ____________________________________________________ DATE _________